EXHIBIT 99.2
EXXON MOBIL CORPORATION

1Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 7)

Earnings, $M	1Q10	4Q09	3Q09	2Q09	1Q09
Upstream
United States	1,091	1,011	709	813	360
Non-U.S.	4,723	4,769	3,303	2,999	3,143
Total	5,814	5,780	4,012	3,812	3,503
Downstream
United States	(60)	(287)	(203)	(15)	352
Non-U.S.	97	98	528	527	781
Total	37	(189)	325	512	1,133
Chemical
United States	539	292	315	79	83
Non-U.S.	710	424	561	288	267
Total	1,249	716	876	367	350

Corporate and financing	(800)	(257)	(483)	(741)	(436)
Net income attributable to ExxonMobil (U.S. GAAP)	6,300	6,050	4,730	3,950	4,550
Earnings per common share (U.S. GAAP)	1.33	1.27	0.98	0.82	0.92
Earnings per common share
- assuming dilution (U.S. GAAP)	1.33	1.27	0.98	0.81	0.92

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	(140)	0
Corporate total	0	0	0	(140)	0

Earnings Excluding Special Items $M
Upstream
United States	1,091	1,011	709	813	360
Non-U.S.	4,723	4,769	3,303	2,999	3,143
Total	5,814	5,780	4,012	3,812	3,503
Downstream
United States	(60)	(287)	(203)	(15)	352
Non-U.S.	97	98	528	527	781
Total	37	(189)	325	512	1,133
Chemical
United States	539	292	315	79	83
Non-U.S.	710	424	561	288	267
Total	1,249	716	876	367	350

Corporate and financing	(800)	(257)	(483)	(601)	(436)
Corporate total	6,300	6,050	4,730	4,090	4,550
EPS excluding Special Items - assuming dilution	1.33	1.27	0.98	0.84	0.92

EXXON MOBIL CORPORATION

1Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 7)

Supplemental Information (continued)

Net production of crude oil and	1Q10	4Q09	3Q09	2Q09	1Q09
natural gas liquids, kbd
United States	389	385	373	380	397
Canada/South America	261	255	267	242	308
Europe	365	372	350	383	411
Africa	666	657	666	702	715
Asia Pacific/Middle East	542	537	494	462	466
Russia/Caspian	191	187	185	177	179
Total liquids production	2,414	2,393	2,335	2,346	2,476

Natural gas production available for sale, mcfd
United States	1,335	1,298	1,292	1,267	1,243
Canada/South America	568	641	646	649	635
Europe	5,138	4,401	2,545	2,869	4,961
Africa	13	14	16	23	25
Asia Pacific/Middle East	4,437	4,180	3,510	3,107	3,168
Russia/Caspian	198	183	146	126	155
Total natural gas production available for sale	11,689	10,717	8,155	8,041	10,187

Total worldwide liquids and gas production, koebd	4,362	4,179	3,694	3,686	4,174

Refinery throughput, kbd
United States	1,720	1,748	1,751	1,765	1,805
Canada	439	412	417	365	460
Europe	1,530	1,571	1,542	1,560	1,518
Asia Pacific	1,242	1,348	1,349	1,306	1,306
Other Non-U.S.	225	300	293	294	292
Total refinery throughput	5,156	5,379	5,352	5,290	5,381

Petroleum product sales, kbd
United States	2,383	2,516	2,462	2,538	2,577
Canada	431	421	412	403	416
Europe	1,609	1,652	1,607	1,671	1,567
Asia Pacific	1,226	1,335	1,292	1,346	1,345
Other Non-U.S.	495	565	528	529	529
Total petroleum product sales	6,144	6,489	6,301	6,487	6,434

Gasolines, naphthas	2,535	2,621	2,593	2,617	2,457
Heating oils, kerosene, diesel	1,860	2,027	1,851	1,991	2,188
Aviation fuels	451	520	553	544	526
Heavy fuels	629	636	596	567	593
Specialty products	669	685	708	768	670
Total petroleum product sales	6,144	6,489	6,301	6,487	6,434

Chemical prime product sales, kt
United States	2,524	2,562	2,525	2,519	2,043
Non-U.S.	3,964	4,113	3,831	3,748	3,484
Total chemical prime product sales	6,488	6,675	6,356	6,267	5,527

EXXON MOBIL CORPORATION

1Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 7)

Supplemental Information (continued)

Average Realization Data	1Q10	4Q09	3Q09	2Q09	1Q09
United States
ExxonMobil
Crude ($/b)	72.97	70.21	61.27	54.28	36.41
Natural Gas ($/kcf)	5.32	4.23	3.31	3.26	4.61

Benchmarks
WTI ($/b)	78.67	76.06	68.19	59.54	42.97
ANS-WC ($/b)	79.07	75.80	69.13	58.92	45.28
Henry Hub ($/mbtu)	5.30	4.16	3.39	3.51	4.91

Non-U.S.
ExxonMobil
Crude ($/b)	74.21	72.62	66.17	57.09	41.90
Natural Gas ($/kcf)	6.45	6.18	5.14	5.36	8.29
European NG ($/kcf)	6.93	6.79	5.73	6.77	9.87

Benchmarks
Brent ($/b)	76.24	74.56	68.28	58.79	44.40

Capital and Exploration Expenditures, $M
Upstream
United States	772	983	858	941	803
Non-U.S.	4,774	5,543	4,049	3,964	3,563
Total	5,546	6,526	4,907	4,905	4,366
Downstream
United States	347	355	396	407	353
Non-U.S.	327	547	435	410	293
Total	674	902	831	817	646
Chemical
United States	68	82	66	94	77
Non-U.S.	546	731	681	736	681
Total	614	813	747	830	758
Other	43	22	8	10	4

Total Capital and Exploration Expenditures	6,877	8,263	6,493	6,562	5,774

Exploration Expense Charged to Income, $M
Consolidated - United States	55	64	60	53	42
- Non-U.S.	630	617	434	437	307
Non-consolidated - ExxonMobil share - United States	1	1	0	0	0
- Non-U.S.	3	3	7	1	1
Total Exploration Expense Charged to Income	689	685	501	491	350

Effective Income Tax Rate, %	50%	45%	50%	50%	45%

Common Shares Outstanding (millions)
At quarter end	4,698	4,727	4,747	4,806	4,880
Average - assuming dilution	4,736	4,760	4,803	4,871	4,959

Total Cash and Cash Equivalent ($G)	13.7	10.7	12.5	15.6	25.0

Total Debt ($G)	9.5	9.6	9.6	9.3	9.2

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	13.1	8.6	8.8	2.1	9.0
Sales of subsidiaries, investments and PP&E	0.4	0.3	0.2	0.8	0.1
Cash flows from operations and asset sales	13.5	8.9	9.0	2.9	9.1

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2010. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

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EXXON MOBIL CORPORATION 1Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 7)

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